                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                   811-21249

                      (Investment Company Act File Number)

              Federated Premier Intermediate Municipal Income Fund
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  11/30/07

             Date of Reporting Period:  Fiscal year ended 11/30/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated Premier Municipal Income Fund

Federated Premier Intermediate Municipal Income Fund

ANNUAL SHAREHOLDER REPORT

November 30, 2007

FEDERATED INVESTORS' CLOSED-END MUNICIPAL FUNDS

Established 2002

FINANCIAL HIGHLIGHTS
PORTFOLIOS OF INVESTMENTS SUMMARY TABLES
PORTFOLIOS OF INVESTMENTS
STATEMENTS OF ASSETS AND LIABILITIES
STATEMENTS OF OPERATIONS
STATEMENTS OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
LAST MEETING OF SHAREHOLDERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
DIVIDEND REINVESTMENT PLAN
DISCLOSURE UPDATE
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE
CERTIFICATION DISCLOSURE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Federated Premier Municipal Income Fund

(For a Common Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended
	2007	2006	2005	2004	11/30/2003	[1]
Net Asset Value, Beginning of Period	$15.56	$15.05	$14.66	$14.56	$14.33
Income From Investment Operations:
Net investment income [2]	1.12	1.12	1.12	1.13	0.98
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(0.96)	0.55	0.43	0.07	0.32
Distributions to preferred shareholders from net investment income [3]	(0.32)	(0.29)	(0.19)	(0.10)	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	(0.16)	1.38	1.36	1.10	1.22
Less Distributions to Common Shareholders:
From net investment income	(0.80)	(0.87)	(0.97)	(1.00)	(0.84)
Capital Charges With Respect to Issuance of:
Common shares	--	--	--	--	(0.03)
Preferred shares	--	--	--	--	(0.12)
TOTAL CAPITAL CHARGES	--	--	--	--	(0.15)
Net Asset Value, End of Period	$14.60	$15.56	$15.05	$14.66	$14.56
Market Price, End of Period	$13.92	$15.80	$14.44	$14.31	$14.25
Total Return at Net Asset Value [4]	(1.01)%	9.51%	9.49%	8.05%	7.70%
Total Return at Market Price [5]	(7.03)%	15.90%	7.75%	7.76%	0.70%

Ratios to Average Net Assets:
Net expenses [6]	0.85%	0.85%	0.85%	0.85%	0.77	% [7]
Net investment income [8]	5.33%	5.49%	6.16%	7.13%	6.68	% [7]
Expense waiver/reimbursement [9]	0.16%	0.13%	0.14%	0.17%	0.12	% [7]
Supplemental Data:
Net assets, end of period (000 omitted)	$89,528	$95,291	$92,013	$89,590	$88,951
Portfolio turnover	12%	21%	3%	12%	54%

Asset Coverage Requirements for Investment Company Act of 1940 - Preferred Shares

	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share
11/30/2007	$53,675,000	$66,699	$50,006	$25,003	$25,000
11/30/2006	$53,675,000	$69,383	$50,034	$25,017	$25,000
11/30/2005	$53,675,000	$67,857	$50,024	$25,012	$25,000
11/30/2004	$53,675,000	$66,728	$50,010	$25,005	$25,000
11/30/2003 [10]	$53,675,000	$66,430	$50,004	$25,002	$25,000

1 Reflects operations for the period from December 20, 2002 (date of initial public investment) to November 30, 2003.

2 Per share numbers have been calculated using the average shares method.

3 The amounts shown are based on Common Share equivalents.

4 Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total returns for periods of less than one year are not annualized. Total returns for the periods ended November 30, 2004 and 2003 were calculated utilizing the average price paid per share at the time of reinvestment. If net asset value had been utilized, the total returns would have been 7.89% and 7.67%, respectively.

5 Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment. Total returns for periods of less than one year are not annualized.

6 Ratios do not reflect the effect of dividend payments to preferred shareholders and any associated commission costs.

7 Computed on an annualized basis.

8 Ratios reflect reductions for dividend payments to preferred shareholders.

9 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

10 On February 13, 2003, the Fund began offering Auction Market Preferred Shares.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Federated Premier Intermediate Municipal Income Fund

(For a Common Share Outstanding Throughout Each Period)

	Year Ended November 30,				Period Ended
	2007	2006	2005	2004	11/30/2003	[1]
Net Asset Value, Beginning of Period	$14.83	$14.41	$14.53	$14.65	$14.33
Income From Investment Operations:
Net investment income [2]	0.99	0.96	0.92	0.90	0.79
Net realized and unrealized gain (loss) on investments, swap contracts and futures contracts	(0.66)	0.44	(0.08)	(0.14)	0.40
Distributions to preferred shareholders from net investment income [3]	(0.32)	(0.29)	(0.20)	(0.10)	(0.08)
TOTAL FROM INVESTMENT OPERATIONS	0.01	1.11	0.64	0.66	1.11
Less Distributions to Common Shareholders:
From net investment income	(0.69)	(0.69)	(0.76)	(0.78)	(0.64)
Capital Charges With Respect to Issuance of:
Common shares	--	--	--	--	(0.03)
Preferred shares	--	--	--	--	(0.12)
TOTAL CAPITAL CHARGES	--	--	--	--	(0.15)
Net Asset Value, End of Period	$14.15	$14.83	$14.41	$14.53	$14.65
Market Price, End of Period	$12.50	$13.81	$12.68	$13.50	$13.47
Total Return at Net Asset Value [4]	0.10%	7.94%	4.46%	5.03%	7.05%
Total Return at Market Price [5]	(4.80)%	14.63%	(0.66)%	6.14%	(5.97)%

Ratios to Average Net Assets:
Net expenses [6]	0.89%	0.89%	0.89%	0.89%	0.80	% [7]
Net investment income [8]	4.63%	4.61%	4.97%	5.51%	5.20	% [7]
Expense waiver/reimbursement [9]	0.10%	0.07%	0.08%	0.07%	0.04	% [7]
Supplemental Data:
Net assets, end of period (000 omitted)	$98,317	$103,017	$100,124	$100,908	$101,782
Portfolio turnover	17%	46%	15%	11%	41%

Asset Coverage Requirements for Investment Company Act of 1940 - Preferred Shares

	Total Amount Outstanding	Asset Coverage Per Share	Minimum Required Asset Coverage Per Share	Involuntary Liquidating Preference Per Share	Average Market Value Per Share
11/30/2007	$61,025,000	$65,277	$50,018	$25,009	$25,000
11/30/2006	$61,025,000	$67,203	$50,010	$25,005	$25,000
11/30/2005	$61,025,000	$66,017	$50,004	$25,002	$25,000
11/30/2004	$61,025,000	$66,339	$50,016	$25,008	$25,000
11/30/2003 [10]	$61,025,000	$66,697	$50,008	$25,004	$25,000

1 Reflects operations for the period from December 20, 2002 (date of initial public investment) to November 30, 2003.

2 Per share numbers have been calculated using the average shares method.

3 The amounts shown are based on Common Share equivalents.

4 Total Return at Net Asset Value is the combination of changes in the Common Share net asset value, reinvested dividend income and reinvested capital gains distributions at net asset value, if any, and does not reflect the sales charge, if applicable. Total returns for periods of less than one year are not annualized. Total returns for the periods ended November 30, 2004 and 2003 were calculated utilizing the average price paid per share at the time of reinvestment. If net asset value had been utilized, the total returns would have been 4.63% and 6.83%, respectively.

5 Total Return at Market Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of the reinvestment. Total returns for periods of less than one year are not annualized.

6 Ratios do not reflect the effect of dividend payments to preferred shareholders and any associated commission costs.

7 Computed on an annualized basis.

8 Ratios reflect reductions for dividend payments to preferred shareholders.

9 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

10 On February 13, 2003, the Fund began offering Auction Market Preferred Shares.

See Notes which are an integral part of the Financial Statements

Federated Premier Municipal Income Fund - Portfolio of Investments Summary Table

At November 30, 2007, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Investments
Insured	33.5%
Refunded	18.1%
Hospital	14.7%
Senior Care	9.1%
Special Tax	7.4%
IDB/PCR	4.7%
Tobacco	3.1%
Education	2.8%
Other [2]	6.6%
TOTAL	100.0%

1 Sector classifications and the assignment of holdings to such sectors are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund's adviser. For securities that have been enhanced by a third-party, such as guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party, as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt is paid from escrowed funds, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 93.4% of the Fund's total investments. Remaining sectors have been aggregated under the designation "Other."

Federated Premier Municipal Income Fund - Portfolio of Investments

November 30, 2007

Principal Amount			Value
		MUNICIPAL BONDS--99.6%
		Alabama --0.4%
$550,000		Courtland, AL IDB, PCR Refunding Bonds (Series 2005A), 5.00% (International Paper Co.), 6/1/2025	$524,694
		Arizona--1.4%
400,000		Arizona Tourism & Sports Authority, Multipurpose Stadium Facilities Tax Revenue Bonds (Series A), 5.00% (United States Treasury PRF 7/1/2013@100), 7/1/2024	432,724
750,000		Tempe, AZ IDA, Senior Living Revenue Bonds (Series A), 6.75% (Friendship Village of Tempe), 12/1/2030	791,527
750,000		Verrado Community Facilities District No. 1, AZ, Revenue Bonds, 6.50%, 7/15/2027	773,737
		TOTAL	1,997,988
		Arkansas--0.8%
1,000,000		Arkansas Development Finance Authority, Hospital Revenue Bonds (Series 2000), 7.375% (Washington Regional Medical Center)/(United States Treasury PRF 2/1/2010@100)/(Original Issue Yield: 7.50%), 2/1/2029	1,081,730
		California--5.9%
1,000,000		California State Department of Water Resources Power Supply Program, Power Supply Revenue Bonds (Series A), 5.375% (United States Treasury PRF 5/1/2012@101)/(Original Issue Yield: 5.48%), 5/1/2022	1,095,040
1,000,000		California State, Refunding UT GO Bonds, 5.25%, 2/1/2020	1,062,120
1,000,000		California State, UT GO Bonds, 5.25%, 10/1/2020	1,059,830
900,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Bonds (Series 2007A-1), 5.75%, 6/1/2047	845,550
250,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.75% (United States Treasury PRF 6/1/2013@100)/(Original Issue Yield: 7.00%), 6/1/2039	290,647
750,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue Bonds (Series 2003A-2), 7.90% (United States Treasury PRF 6/1/2013@100), 6/1/2042	912,202
500,000		La Verne, CA, Revenue COPs (Series 2003B), 6.625% (Brethren Hillcrest Homes)/(Original Issue Yield: 6.70%), 2/15/2025	535,920
1,000,000		Stockton, CA Public Financing Authority, Redevelopment Projects Revenue Bonds (Series 2006A), 5.25% (Radian Asset Assurance INS), 9/1/2031	1,004,790
1,500,000		Upland, CA Public Financing Authority, Water System Improvement Lease Revenue Bonds (Issue of 2003), 5.00% (AMBAC INS), 10/1/2027	1,553,610
		TOTAL	8,359,709
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--6.8%
$725,000		Antelope Heights Metropolitan District, CO, LT GO Bonds, 8.00% (United States Treasury PRF 12/1/2013@101), 12/1/2023	$898,144
1,000,000		Bromley Park, CO Metropolitan District No.2, UT GO Bonds, 5.125% (Radian Asset Assurance INS), 12/1/2037	960,800
1,000,000		Buckhorn Valley Metropolitan District No. 2, CO, LT GO Bonds, 7.00%, 12/1/2023	996,190
500,000		Colorado Educational & Cultural Facilities Authority, Revenue Refunding Bonds (Series A), 7.00% (Denver Academy)/(Original Issue Yield: 7.25%), 11/1/2023	540,570
1,000,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2002A), 6.125% (Covenant Retirement Communities, Inc.)/(Original Issue Yield: 6.40%), 12/1/2033	1,042,210
2,000,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2006A), 4.75% (Catholic Health Initiatives)/(Original Issue Yield: 4.828%), 9/1/2040	1,911,940
250,000		Conservatory Metropolitan District, CO, LT GO Bonds, 6.75% (United States Treasury PRF 12/1/2013@102), 12/1/2034	297,558
500,000		Conservatory Metropolitan District, CO, LT GO Bonds, 7.55% (United States Treasury PRF 12/1/2013@102), 12/1/2032	615,310
665,000		Conservatory Metropolitan District, CO, Refunding & Improvement LT GO Bonds, 5.125% (Radian Asset Assurance INS), 12/1/2037	634,184
1,000,000		Denver, CO Health & Hospital Authority, Revenue Bonds, 6.25% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 6.28%), 12/1/2033	1,164,090
500,000		Southlands, CO Metropolitan District No. 1, LT GO Bonds (Series 2004), 7.00% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 7.05%), 12/1/2024	606,815
		TOTAL	9,667,811
		Connecticut--1.5%
1,250,000		Connecticut State Development Authority, First Mortgage Gross Revenue Health Care Project Bonds (Series 2003), 5.85% (Elim Park Baptist Home, Inc.)/(Original Issue Yield: 5.98%), 12/1/2033	1,281,725
825,000		Connecticut State HEFA, Revenue Bonds (Series 2006B), 5.00% (Canterbury School)/(Radian Asset Assurance INS), 7/1/2036	806,553
		TOTAL	2,088,278
		District of Columbia--1.8%
2,500,000		District of Columbia Tobacco Settlement Financing Corp., Asset Backed Revenue Bonds, 6.50% (Original Issue Yield: 6.67%), 5/15/2033	2,534,250
		Florida--8.8%
600,000		Broward County, FL Educational Facilities Authority, Educational Facilities Revenue Bonds (Series 2004B), 5.60% (Nova Southeastern University)/ (Original Issue Yield: 5.625%), 4/1/2029	611,472
400,000	[1]	Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102), 10/1/2033	502,376
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$1,490,000		Citrus County, FL Hospital Board, Revenue Refunding Bonds, 6.375% (Citrus Memorial Hospital)/(Original Issue Yield: 6.50%), 8/15/2032	$1,571,607
1,275,000		Harbor Bay, FL Community Development District, Special Assessment Revenue Bonds, 6.75%, 5/1/2034	1,320,441
2,000,000		Jacksonville, FL Sales Tax, Revenue Bonds (Series 2003), 5.00% (MBIA Insurance Corp. INS), 10/1/2024	2,083,360
400,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.25%, 5/1/2034	392,372
1,000,000		South Lake County, FL Hospital District, Revenue Bonds, 6.625% (South Lake Hospital, Inc.), 10/1/2023	1,073,970
2,000,000		South Miami, FL Health Facilities Authority, Health Facilities Revenue Bonds (Series 2007), 5.00% (Baptist Health System of South Florida), 8/15/2042	1,990,040
1,000,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2007), 6.65% (Original Issue Yield: 6.70%), 5/1/2040	982,960
500,000		Tuscany Reserve Community Development District, FL, Capital Improvement Revenue Bonds (Series 2005A), 5.55%, 5/1/2036	382,225
1,030,000		Verandah West, FL Community Development District, Capital Improvement Revenue Bonds (Series 2003A), 6.625% (Original Issue Yield: 6.75%), 5/1/2033	1,067,698
500,000		Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	448,740
		TOTAL	12,427,261
		Hawaii--1.1%
1,400,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 8.00% (Kahala Nui)/(Original Issue Yield: 8.175%), 11/15/2033	1,577,702
		Illinois--5.4%
996,000		Antioch Village, IL Special Service Area No. 1, Special Tax Revenue Bonds, 6.625% (Deercrest Project), 3/1/2033	1,019,137
2,500,000		Chicago, IL Sales Tax, Revenue Bonds, 5.25% (FGIC INS)/(Original Issue Yield: 5.385%), 1/1/2028	2,566,250
1,000,000		Chicago, IL Special Assessment, Improvement Revenue Bonds, 6.75% (Lakeshore East Project)/(Original Issue Yield: 6.769%), 12/1/2032	1,043,530
420,000		DuPage County, IL, Special Tax Bonds (Series 2006), 5.625% (Naperville Campus LLC), 3/1/2036	388,466
1,000,000		Illinois Educational Facilities Authority, Revenue Refunding Bonds (Series A), 5.70% (Augustana College)/(Original Issue Yield: 5.90%), 10/1/2032	1,019,260
625,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place)/(Original Issue Yield: 6.04%), 5/15/2037	612,713
1,095,000		Illinois Finance Authority, Revenue Bonds (Series 2006A), 5.00% (Illinois Institute of Technology), 4/1/2036	1,040,863
		TOTAL	7,690,219
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Indiana--1.3%
$1,930,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.25% (Baptist Homes of Indiana), 11/15/2035	$1,891,149
		Kentucky--2.7%
325,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.625% (Norton Healthcare, Inc.)/(Original Issue Yield: 6.97%), 10/1/2028	347,110
1,175,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.625% (Norton Healthcare, Inc.)/(United States Treasury PRF 10/1/2010@101)/(Original Issue Yield: 6.97%), 10/1/2028	1,289,915
2,000,000		Kentucky Municipal Power Agency, Power System Revenue Bonds (Series 2007A), 5.25% (MBIA Insurance Corp. INS), 9/1/2042	2,118,840
		TOTAL	3,755,865
		Louisiana--2.4%
1,000,000		Louisiana State, Gasoline & Fuels Tax Revenue Bonds (Series 2006A), 4.75% (Louisiana State Gas & Fuels)/(FSA INS), 5/1/2039	999,960
2,500,000		St. John the Baptist Parish, LA, Revenue Bonds (Series 2007A), 5.125% (Marathon Oil Corp.), 6/1/2037	2,383,175
		TOTAL	3,383,135
		Maryland--0.2%
300,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007A), 5.25% (King Farm Presbyterian Retirement Community), 1/1/2027	273,663
		Massachusetts--2.3%
1,000,000		Massachusetts HEFA, Revenue Bonds (Series 2003E), 6.75% (Jordan Hospital)/(Original Issue Yield: 7.00%), 10/1/2033	1,054,450
2,000,000		Massachusetts State Development Finance Agency, Revenue Bonds, 5.75% (Massachusetts College of Pharmacy & Allied Health Sciences)/(United States Treasury PRF 7/1/2013@101), 7/1/2033	2,254,880
		TOTAL	3,309,330
		Michigan--2.3%
2,000,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012@100), 5/1/2018	2,204,060
1,000,000		Detroit, MI Sewage Disposal System, Refunding Senior Lien Revenue Bonds (Series 2003A), 5.00% (FSA INS), 7/1/2024	1,043,650
		TOTAL	3,247,710
		Minnesota--0.7%
900,000		St. Paul, MN Port Authority, Hotel Facility Revenue Bonds (Series 2), 7.375% (Radisson Kellogg Project)/(United States Treasury PRF 8/1/2008@103)/ (Original Issue Yield: 7.50%), 8/1/2029	949,626
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Mississippi--3.0%
$2,000,000		Lowndes County, MS Solid Waste Disposal, Refunding PCR Bonds (Series 1992B), 6.70% (Weyerhaeuser Co.), 4/1/2022	$2,235,700
2,000,000		Mississippi Development Bank, Special Obligation Bonds (Series 2006A), 5.00% (Municipal Energy Agency of Mississippi)/(XL Capital Assurance Inc. INS), 3/1/2041	2,017,340
		TOTAL	4,253,040
		Missouri--0.4%
500,000		Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds (Series 2003A), 5.50% (Branson, MO)/(Original Issue Yield: 5.56%), 12/1/2032	500,430
		Nevada--3.3%
650,000	[1]	Director of the State of Nevada Department of Business and Industry, Revenue Bonds (Series 2004A), 7.00% (Las Ventanas Retirement Community)/(Original Issue Yield: 7.125%), 11/15/2034	534,768
2,000,000		Nevada State, COPs (Series 2004: Capitol Complex Building 1), 5.00% (FGIC INS), 4/1/2032	2,056,700
2,000,000		Truckee Meadows, NV Water Authority, Water Revenue Bonds (Series 2001A), 5.00% (United States Treasury PRF 7/1/2011@100)/(Original Issue Yield: 5.36%), 7/1/2025	2,116,120
		TOTAL	4,707,588
		New Hampshire--0.3%
400,000		Manchester, NH School Facilities, Revenue Bonds, 5.50% (United States Treasury PRF 6/1/2013@100), 6/1/2028	441,876
		New Jersey--1.6%
500,000		New Jersey EDA, Revenue Bonds, (Series 2004), 5.75% (NJ Dedicated Cigarette Excise Tax)/(Original Issue Yield: 5.89%), 6/15/2029	502,415
300,000		New Jersey EDA, Revenue Refunding Bonds (Series A), 5.80% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 5.82%), 11/1/2031	303,900
600,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.50% (Pascack Valley Hospital Association)/(Original Issue Yield: 6.72%), 7/1/2023	326,400
1,000,000		New Jersey State Educational Facilities Authority, Revenue Bonds, Project C, 6.50% (Georgian Court University)/(United States Treasury PRF 7/1/2013@100), 7/1/2033	1,159,230
		TOTAL	2,291,945
		New Mexico--0.6%
750,000	[1,2]	Jicarilla, NM Apache Nation, Revenue Bonds, 5.50%, 9/1/2023	796,920
		New York--4.4%
190,000		Amherst, NY IDA, Civic Facility Revenue Bonds (Series 2006A), 5.20% (Beechwood Health Care Center, Inc.), 1/1/2040	164,607
750,000		Dutchess County, NY IDA, Civic Facility Revenue Bonds (Series 2004B), 7.50% (St. Francis Hospital and Health Centers), 3/1/2029	806,250
Principal Amount			Value
		MUNICIPAL BONDS--continued
		New York--continued
$750,000		Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/(Original Issue Yield: 5.25%), 7/1/2022	$771,668
800,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	830,496
1,000,000		New York City, NY IDA, PILOT Revenue Bonds (Series 2006), 4.75% (Yankee Stadium LLC)/(MBIA Insurance Corp. INS), 3/1/2046	1,000,640
2,000,000		New York State Dormitory Authority, Revenue Bonds (Series 2003A), 5.50% (Brooklyn Law School)/(Radian Asset Assurance INS), 7/1/2019	2,080,700
530,000		New York State Dormitory Authority, Revenue Bonds (Series 2007B), 5.25% (Health Quest Systems, Inc. Obligated Group)/(Assured Guaranty Corp. INS), 7/1/2027	559,383
		TOTAL	6,213,744
		North Carolina--1.3%
1,000,000		North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2003C), 5.375% (Original Issue Yield: 5.57%), 1/1/2017	1,047,210
800,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.80% (Arc of North Carolina Projects), 10/1/2034	811,488
		TOTAL	1,858,698
		North Dakota--1.5%
2,000,000		Fargo, ND, Health System Revenue Bonds (Series 2000A), 5.60% (Meritcare Obligated Group)/(FSA INS)/(Original Issue Yield: 5.70%), 6/1/2021	2,094,100
		Ohio--0.7%
975,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A), 6.50%, 6/1/2047	1,003,304
		Oregon--0.3%
500,000	[1]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	483,505
		Pennsylvania--3.9%
1,165,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2000B), 9.25% (West Penn Allegheny Health System)/(United States Treasury PRF 11/15/2010@102)/(Original Issue Yield: 9.70%), 11/15/2030	1,377,240
360,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.50%), 1/1/2035	425,588
935,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 7.25% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2013@101)/(Original Issue Yield: 7.50%), 1/1/2035	1,105,348
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$2,000,000		Montgomery County, PA Higher Education & Health Authority Hospital, Revenue Bonds (Series 2006FF1), 5.00% (Dickinson College)/(CIFG N.A. INS), 5/1/2031	$2,041,240
500,000		Pennsylvania State Higher Education Facilities Authority, Revenue Bonds, (Series A), 6.00% (UPMC Health System)/(Original Issue Yield: 6.16%), 1/15/2031	533,495
		TOTAL	5,482,911
		South Carolina--5.5%
1,000,000		Clemson University, SC, University Revenue Bonds, 5.00% (XL Capital Assurance Inc. INS), 5/1/2023	1,039,440
2,000,000		Kershaw County, SC Public Schools Foundation, Installment Purchase Revenue Bonds (Series 2006), 5.00% (Kershaw County, SC School District)/ (CIFG N.A. INS), 12/1/2029	2,046,580
1,940,000		Myrtle Beach, SC, Hospitality Fee Revenue Bonds (Series2004A), 5.375% (FGIC INS), 6/1/2023	2,109,866
2,500,000		South Carolina Jobs-EDA, Health System Revenue Bonds (Series A), 5.625% (Bon Secours Health System)/(Original Issue Yield: 5.84%), 11/15/2030	2,568,900
		TOTAL	7,764,786
		South Dakota--1.3%
1,750,000		South Dakota State Health & Educational Authority, Revenue Bonds, 5.65% (Westhills Village Retirement Community)/(Original Issue Yield: 5.75%), 9/1/2023	1,813,543
		Tennessee--2.9%
2,000,000		Johnson City, TN Health & Education Facilities Board, Hospital Revenue Refunding Bonds (Series A), 7.50% (Mountain States Health Alliance), 7/1/2025	2,273,420
270,000		Knox County, TN Health Education & Housing Facilities Board, Hospital Facilities Revenue Bonds, 6.50% (Baptist Health System of East Tennessee)/(Original Issue Yield: 6.625%), 4/15/2031	275,233
1,535,000		Knox County, TN Health Education & Housing Facilities Board, Refunding Improvement Revenue Bonds (Series 2003B), 5.75% (East Tennessee Children's Hospital)/(Original Issue Yield: 5.90%), 7/1/2033	1,564,226
		TOTAL	4,112,879
		Texas--11.2%
600,000		Abilene, TX Health Facilities Development Corp., Retirement Facilities Revenue Bonds (Series 2003A), 7.00% (Sears Methodist Retirement)/(Original Issue Yield: 7.25%), 11/15/2033	642,396
700,000		Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 7.125% (Wise Regional Health System), 9/1/2034	733,229
385,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2027	355,921
585,000		HFDC of Central Texas, Inc., Retirement Facility Revenue Bonds (Series 2006A), 5.50% (Village at Gleannloch Farms, Inc.), 2/15/2037	520,656
1,400,000		Harlandale, TX ISD, UT GO School Building Bonds, 4.75% (GTD by PSFG)/ (Original Issue Yield: 4.80%), 8/15/2040	1,401,890
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$2,500,000		Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2004A), 5.25% (FGIC INS), 5/15/2023	$2,664,025
200,000		Matagorda County, TX Navigation District No. 1, Collateralized Refunding Revenue Bonds, 5.60% (CenterPoint Energy Houston Electric LLC), 3/1/2027	205,166
4,000,000		North Central Texas HFDC, Hospital Revenue Refunding Bonds (Series 2002), 5.25% (Children's Medical Center of Dallas)/(AMBAC INS)/(Original Issue Yield: 5.35%), 8/15/2022	4,163,560
1,350,000		North Central Texas HFDC, Retirement Facility Revenue Bonds (Series 1999), 7.50% (Northwest Senior Housing Corp. Edgemere Project)/(United States Treasury PRF 11/15/2009@102)/(Original Issue Yield: 7.75%), 11/15/2029	1,477,899
1,050,000		Sabine River Authority, TX, PCR Refunding Bonds (Series 2003B), 6.15% (Texas Competitive Electric Holdings Co. LLC), 8/1/2022	1,020,296
500,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds, (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2036	500,600
1,000,000		Tyler, TX Health Facilities Development Corp., Hospital Revenue Bonds, 5.75% (Mother Frances Hospital)/(United States Treasury PRF 7/1/2013@100)/ (Original Issue Yield: 5.84%), 7/1/2027	1,115,380
1,000,000		Tyler, TX Health Facilities Development Corp., Revenue Refunding & Improvement Bonds (Series 2007A), 5.25% (East Texas Medical Center Regional Healthcare System)/(Original Issue Yield: 5.32%), 11/1/2027	977,020
		TOTAL	15,778,038
		Virginia--3.6%
1,000,000		Broad Street Community Development Authority, VA, Revenue Bonds, 7.50% (Original Issue Yield: 7.625%), 6/1/2033	1,076,070
1,280,000		Hampton, VA Convention Center, Revenue Bonds, 5.125% (AMBAC INS), 1/15/2028	1,321,088
1,400,000		Peninsula Port Authority, VA, Residential Care Facility Revenue Bonds (Series 2003A), 7.375% (Virginia Baptist Homes Obligated Group)/(United States Treasury PRF 12/1/2013@100)/(Original Issue Yield: 7.625%), 12/1/2032	1,698,186
1,000,000		Virginia Peninsula Port Authority, Coal Terminal Revenue Refunding Bonds (Series 2003), 6.00% (Brinks Co. (The)), 4/1/2033	1,028,510
		TOTAL	5,123,854
		Washington--2.9%
1,910,000		King County, WA Public Hospital District No. 1, Refunding LT GO Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.17%), 12/1/2021	1,995,091
2,000,000		Washington State, Various Purpose UT GO Bonds (Series 2002A), 5.00% (FSA INS)/(Original Issue Yield: 5.09%), 7/1/2022	2,068,840
		TOTAL	4,063,931
		West Virginia--1.0%
1,450,000		Pleasants County, WV County Commision, PCR Revenue Refunding Bonds (Series 2007F), 5.25% (Allegheny Energy Supply Company LLC), 10/15/2037	1,447,738
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Wisconsin--4.1%
$3,000,000		Wisconsin State HEFA, Health Facilities Revenue Bonds (Series A), 5.25% (Ministry Health Care)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.38%), 2/15/2032	$3,071,040
160,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.75% (Blood Center of Wisconsin, Inc.)/(Original Issue Yield: 5.82%), 6/1/2034	163,125
500,000		Wisconsin State HEFA, Revenue Bonds, 6.50% (Tomah Memorial Hospital, Inc.)/(Original Issue Yield: 6.75%), 7/1/2023	513,350
500,000		Wisconsin State HEFA, Revenue Bonds, 6.625% (Tomah Memorial Hospital, Inc.)/(Original Issue Yield: 6.875%), 7/1/2028	512,470
1,000,000		Wisconsin State HEFA, Revenue Bonds, 7.25% (Community Memorial Hospital)/(Original Issue Yield: 7.45%), 1/15/2033	1,054,740
500,000		Wisconsin State HEFA, Revenue Bonds, (Series 2006A), 5.375% (Marshfield Clinic, WI), 2/15/2034	487,945
		TOTAL	5,802,670
		TOTAL MUNICIAL BONDS (IDENTIFIED COST $136,062,235)	140,795,620
		SHORT-TERM MUNICIPALS--0.4% [3]
		Alaska--0.3%
400,000		Valdez, AK Marine Terminal, (Series 2003B) Daily VRDNs (BP Pipelines (Alaska) Inc.)/(GTD by BP PLC), 3.630%, 12/3/2007	400,000
		Utah--0.1%
200,000		Weber County, UT, (Series 2000C) Daily VRDNs (IHC Health Services, Inc.), 3.600%, 12/3/2007	200,000
		TOTAL SHORT-TERM MUNICIPALS (AT COST)	600,000
		TOTAL MUNICIPAL INVESTMENTS--100% (IDENTIFIED COST $136,662,235) [4]	141,395,620
		OTHER ASSETS AND LIABILITIES--NET	1,807,696
		LIQUIDATION VALUE OF AUCTION PREFERRED SHARES	(53,675,000)
		TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$89,528,316

At November 30, 2007, the Fund holds no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2007, these restricted securities amounted to $3,148,065, which represented 2.2% of total market value.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At November 30, 2007, these liquid restricted securities amounted to $796,920, which represented 0.6% of total market value.

3 Current rate and next reset date shown for Variable Rate Demand Notes.

4 The cost of investments for federal tax purposes amounts to $136,661,400.

Note: The categories of investments are shown as a percentage of total market value at November 30, 2007.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
COPs	--Certificates of Participation
EDA	--Economic Development Authority
EDFA	--Economic Development Finance Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
INS	--Insured
ISD	--Independent School District
LT	--Limited Tax
PCR	--Pollution Control Revenue
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Federated Premier Intermediate Municipal Income Fund - Portfolio of Investments Summary Table

At November 30, 2007, the Fund's sector composition 1 was as follows:

Sector Composition	Percentage of Total Investments
Insured	28.6%
Hospital	15.0%
Refunded	13.9%
Senior Care	9.2%
Special Tax	7.4%
Education	6.7%
Electric & Gas	3.7%
Public Power	3.5%
Tobacco	3.5%
Other [2]	8.5%
TOTAL	100.0%

1 Sector classifications and the assignment of holdings to such sectors are based upon the economic sector and/or revenue source of the underlying borrower, as determined by the Fund's adviser. For securities that have been enhanced by a third-party, such as guarantor, sector classifications are based upon the economic sector and/or revenue source of the third party, as determined by the Fund's adviser. Securities that are insured by a bond insurer are assigned to the "Insured" sector. Refunded securities are those whose debt is paid from escrowed funds, usually U.S. government securities.

2 For purposes of this table, sector classifications constitute 91.5% of the Fund's total investments. Remaining sectors have been aggregated under the designation "Other."

Federated Premier Intermediate Municipal Income Fund - Portfolio of Investments

November 30, 2007

Principal Amount			Value
		MUNICIPAL BONDS--99.3%
		Alabama--1.6%
$2,000,000		Birmingham-Baptist Medical Centers, AL Special Care Facilities Financing Authority, Revenue Bonds (Series 2005A), 5.25% (Baptist Health System of Birmingham), 11/15/2020	$2,020,680
550,000		Courtland, AL IDB, PCR Refunding Bonds (Series 2005A), 5.00% (International Paper Co.), 6/1/2025	524,694
		TOTAL	2,545,374
		Alaska--0.7%
1,000,000		Alaska State Housing Finance Corp., State Capitalization Project Revenue Bonds (Series A), 5.00% (MBIA Insurance Corp. INS), 7/1/2011	1,053,560
		Arizona--1.0%
1,500,000		Verrado Community Facilities District No. 1, AZ, Revenue Bonds, 6.15%, 7/15/2017	1,561,650
		Arkansas--1.5%
1,000,000		Arkansas Development Finance Authority, Revenue Bonds, 7.25% (Washington Regional Medical Center)/(United States Treasury PRF 2/1/2010@100)/(Original Issue Yield: 7.40%), 2/1/2020	1,079,140
1,000,000		Independence County, AR, PCR Refunding Bonds (Series 2005), 5.00% (Entergy Arkansas, Inc.), 1/1/2021	967,410
300,000		Jefferson County, AR, PCR Refunding Bonds (Series 2006), 4.60% (Entergy Arkansas, Inc.), 10/1/2017	297,036
		TOTAL	2,343,586
		California--5.9%
1,250,000		California Educational Facilities Authority, Revenue Bonds (Series 2000A), 6.75% (Fresno Pacific University), 3/1/2019	1,309,975
570,000		California Health Facilities Financing Authority, Health Facility Revenue Bonds (Series 2004I), 4.95% TOBs (Catholic Healthcare West), Mandatory Tender 7/1/2014	597,360
2,000,000		California Statewide Communities Development Authority, Revenue Bonds (Series 2007), 5.00% (Inland Regional Center), 12/1/2017	2,054,940
2,000,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2003A-1), 6.25% (United States Treasury PRF 6/1/2013@100)/(Original Issue Yield: 6.55%), 6/1/2033	2,209,680
1,700,000		Stockton, CA Public Financing Authority, Redevelopment Projects Revenue Bonds (Series 2006A), 5.00% (Radian Asset Assurance INS), 9/1/2016	1,759,568
1,195,000		Stockton, CA Public Financing Authority, Redevelopment Projects Revenue Bonds (Series 2006A), 5.00% (Radian Asset Assurance INS), 9/1/2018	1,224,971
		TOTAL	9,156,494
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Colorado--4.6%
$725,000		Antelope Heights Metropolitan District, CO, LT GO Bonds, 8.00% (United States Treasury PRF 12/1/2013@101)/(Original Issue Yield: 8.00%), 12/1/2023	$898,144
500,000		Buckhorn Valley Metropolitan District No. 2, CO, LT GO Bonds, 7.00%, 12/1/2023	498,095
500,000		Colorado Educational & Cultural Facilities Authority, Revenue Refunding Bonds (Series A), 6.25% (Denver Academy)/(Original Issue Yield: 6.50%), 11/1/2013	522,550
1,265,000		Colorado Health Facilities Authority, Revenue Bonds (Series 2005), 5.00% (Covenant Retirement Communities, Inc.), 12/1/2013	1,299,281
865,000		Conservatory Metropolitan District, CO, LT GO Bonds, 7.40% (United States Treasury PRF 12/1/2013@102)/(Original Issue Yield: 7.40%), 12/1/2016	1,041,002
1,855,000		Denver, CO City & County Airport Authority, Airport Revenue Bonds (Series E), 6.00% (MBIA Insurance Corp. INS), 11/15/2011	2,027,867
240,000		High Plains, CO Metropolitan District, Revenue Bonds (Series 2005B), 4.375% (Compass Bank, Birmingham LOC)/(Original Issue Yield: 4.50%), 12/1/2015	245,040
500,000		Southlands, CO Metropolitan District No. 1, LT GO Bonds (Series 2004), 7.00% (United States Treasury PRF 12/1/2014@100)/(Original Issue Yield: 7.05%), 12/1/2024	606,815
		TOTAL	7,138,794
		Connecticut--0.5%
750,000		Connecticut State Development Authority, First Mortgage Gross Revenue Health Care Project Bonds (Series 2003), 5.75% (Elim Park Baptist Home, Inc.)/(Original Issue Yield: 5.90%), 12/1/2023	774,937
		District of Columbia--1.4%
1,000,000		District of Columbia, Ballpark Revenue Bonds (Series 2006B-1), 5.25% (FGIC INS), 2/1/2016	1,081,830
1,000,000		District of Columbia, COP, 5.25% (FGIC INS), 1/1/2016	1,097,910
		TOTAL	2,179,740
		Florida--7.2%
600,000	[1]	Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102)/(Original Issue Yield: 8.95%), 10/1/2033	753,564
345,000		East Homestead, FL Community Development District, Special Assessment Revenue Bonds (Series 2006B), 5.00%, 5/1/2011	340,125
265,000		Fishhawk Community Development District II, Special Assessment Revenue Bonds (Series 2004B), 5.125% (Original Issue Yield: 5.20%), 11/1/2009	264,867
1,000,000		Florida Municipal Loan Council, Revenue Bonds (Series 2003B), 5.25% (MBIA Insurance Corp. INS), 12/1/2019	1,074,400
345,000		Gateway Services, FL Community Development District, Special Assessment Bonds (Series 2003B), 5.50% (Original Issue Yield: 5.65%), 5/1/2010	344,752
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Florida--continued
$750,000		Miami Beach, FL Health Facilities Authority, Hospital Revenue Bonds (Series 2001A), 6.70% (Mt. Sinai Medical Center, FL)/(Original Issue Yield: 6.80%), 11/15/2019	$784,657
2,000,000		Miami-Dade County, FL School Board, COP (Series 2003D), 5.00% (FGIC INS), 8/1/2021	2,080,880
445,000		Orlando, FL Urban Community Development District, Capital Improvement Revenue Bonds, 6.00%, 5/1/2020	443,051
880,000		St. Johns County, FL IDA, Health Care Revenue Refunding Bonds (Series 2007), 5.00% (Vicar's Landing), 2/15/2017	894,881
1,500,000		Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2007), 6.375%, 5/1/2017	1,491,525
335,000		Tuscany Reserve Community Development District, FL, Capital Improvement Revenue Bonds (Series 2005B), 5.25%, 5/1/2016	291,772
2,390,000		University of Central Florida Athletics Association, Inc., FL, COP (Series 2004A), 5.125% (FGIC INS), 10/1/2022	2,512,798
		TOTAL	11,277,272
		Georgia--1.9%
750,000		Fulton County, GA Residential Care Facilities, Revenue Bonds (Series 2004A), 6.00% (Canterbury Court), 2/15/2022	750,435
2,115,000		Municipal Electric Authority of Georgia, Revenue Bonds (Series 2002A), 5.25% (MBIA Insurance Corp. INS), 11/1/2015	2,281,873
		TOTAL	3,032,308
		Hawaii--1.1%
1,550,000		Hawaii State Department of Budget & Finance, Special Purpose Revenue Bonds (Series A), 7.00% (Kahala Nui)/(Original Issue Yield: 7.00%), 11/15/2012	1,666,327
		Illinois--4.4%
500,000		Bolingbrook, IL, Special Service Area No. 2005-1 Special Tax Bonds (Series 2005), 5.90% (Forest City Project)/(Original Issue Yield: 5.90%), 3/1/2027	527,560
1,300,000		Chicago, IL O'Hare International Airport, Second Lien Passenger Facilities Revenue Bonds (Series B), 5.50% (AMBAC INS), 1/1/2015	1,386,281
1,000,000		Chicago, IL Special Assessment, Improvement Bonds (Series 2002), 6.625% (Lakeshore East Project)/(Original Issue Yield: 6.637%), 12/1/2022	1,045,180
1,000,000		Illinois Educational Facilities Authority, Revenue Refunding Bonds (Series A), 5.00% (Augustana College)/(Original Issue Yield: 5.05%), 10/1/2014	1,032,860
875,000		Illinois Finance Authority, Revenue Bonds (Series 2005A), 6.00% (Landing at Plymouth Place), 5/15/2025	880,731
1,000,000		Illinois Finance Authority, Revenue Bonds (Series 2006A), 5.00% (Illinois Institute of Technology), 4/1/2024	1,001,280
1,000,000		Illinois Finance Authority, Revenue Refunding Bonds (Series 2005A), 5.00% (Depaul University), 10/1/2014	1,048,270
		TOTAL	6,922,162
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Indiana--2.0%
$1,000,000		Indiana Health & Educational Facility Financing Authority, Hospital Revenue Bonds (Series 2007), 5.50% (Community Foundation of Northwest Indiana), 3/1/2022	$1,014,390
1,050,000		Indiana Health & Educational Facility Financing Authority, Revenue Bonds (Series 2005), 5.00% (Baptist Homes of Indiana), 11/15/2014	1,082,308
1,000,000		Indiana Health Facility Financing Authority, Hospital Revenue Refunding Bonds (Series 2006B), 5.00% (Clarian Health Partners, Inc.), 2/15/2023	1,009,310
		TOTAL	3,106,008
		Iowa--0.3%
500,000		Scott County, IA, Revenue Refunding Bonds (Series 2004), 5.625% (Ridgecrest Village), 11/15/2018	513,730
		Kansas--1.0%
1,055,000		Butler County, KS Union School District No. 394, UT GO Bonds, 5.00% (FSA INS), 9/1/2020	1,125,780
500,000		Lawrence, KS, Hospital Revenue Bonds (Series 2006), 5.125% (Lawrence Memorial Hospital), 7/1/2026	509,540
		TOTAL	1,635,320
		Kentucky--1.4%
1,335,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.25% (Norton Healthcare, Inc.)/(Original Issue Yield: 6.45%), 10/1/2012	1,415,554
665,000		Kentucky EDFA, Revenue Bonds (Series 2000A), 6.25% (Norton Healthcare, Inc.)/(United States Treasury PRF 10/1/2010@101)/(Original Issue Yield: 6.45%), 10/1/2012	723,347
		TOTAL	2,138,901
		Louisiana--3.0%
992,000		Lakeshore Villages Master Community Development District, LA, Special Assessment Bonds (Series 2007), 5.25% (Original Issue Yield: 5.378%), 7/1/2017	970,057
1,000,000		Louisiana Local Government Environmental Facilities Community Development Authority, Revenue Bonds, 5.375% (BRCC Facilities Corp.)/(MBIA Insurance Corp. INS), 12/1/2014	1,082,030
1,000,000		Louisiana State Citizens Property Insurance Corp., Assessment Revenue Bonds (Series 2006B), 5.25% (AMBAC INS), 6/1/2013	1,076,640
1,500,000		West Feliciana Parish, LA, PCRBs, 7.00% (Entergy Gulf States, Inc.), 11/1/2015	1,518,480
		TOTAL	4,647,207
		Maryland--0.2%
250,000		Maryland State Health & Higher Educational Facilities Authority, Revenue Bonds (Series 2007B), 5.00% (King Farm Presbyterian Retirement Community), 1/1/2017	239,762
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Michigan--4.7%
$2,000,000		Cornell Township MI, Economic Development Corp., Refunding Revenue Bonds, 5.875% (MeadWestvaco Corp.)/(United States Treasury PRF 5/1/2012@100)/(Original Issue Yield: 5.87%), 5/1/2018	$2,204,060
500,000		Gaylord, MI Hospital Finance Authority, Hospital Revenue Refunding Bonds (Series 2004), 6.20% (Otsego Memorial Hospital Obligated Group)/(Original Issue Yield: 6.45%), 1/1/2025	505,670
250,000		Kent Hospital Finance Authority, MI, Revenue Bonds (Series 2005A), 5.50% (Metropolitan Hospital), 7/1/2020	256,688
1,000,000		Michigan State Hospital Finance Authority, Hospital Refunding Revenue Bonds (Series 2003A), 5.625% (Henry Ford Health System, MI)/(United States Treasury PRF 3/1/2013@100)/(Original Issue Yield: 5.20%), 3/1/2017	1,100,950
1,085,000		Otsego, MI Public School District, School Building & Site UT GO Bonds, 5.00% (United States Treasury PRF 5/1/2014@100)/(Original Issue Yield: 4.11%), 5/1/2021	1,181,066
2,000,000		Oxford, MI Area Community Schools, UT GO Bonds, 5.00% (United States Treasury PRF 11/1/2011@100)/(Original Issue Yield: 5.12%), 5/1/2022	2,126,260
		TOTAL	7,374,694
		Mississippi--2.4%
1,500,000		Lowndes County, MS Solid Waste Disposal, Refunding PCRBs (Series 1992B), 6.70% (Weyerhaeuser Co.), 4/1/2022	1,676,775
1,000,000		Mississippi Development Bank, Special Obligation Bonds (Series 2006A), 5.00% (Municipal Energy Agency of Mississippi)/(XL Capital Assurance Inc. INS), 3/1/2018	1,054,390
1,000,000		Mississippi Hospital Equipment & Facilities Authority, Refunding & Improvement Revenue Bonds, 5.75% (Southwest Mississippi Regional Medical Center)/(Original Issue Yield: 5.85%), 4/1/2023	1,033,650
		TOTAL	3,764,815
		Missouri--1.3%
2,000,000		Missouri State HEFA, Health Facilities Revenue Bonds, 5.25% (BJC Health System, MO), 5/15/2018	2,095,480
		Montana--1.1%
1,700,000		Montana Facility Finance Authority, Hospital Revenue Bonds (Series 2007), 5.00% (Benefis Healthcare System)/(Assured Guaranty Corp. INS), 1/1/2023	1,780,835
		Nevada--2.9%
2,000,000		Clark County, NV, IDRBs (Series 2003C), 5.45% TOBs (Southwest Gas Corp.), Mandatory Tender 3/1/2013	2,077,440
800,000	[1]	Director of the State of Nevada Department of Business and Industry, Revenue Bonds (Series 2004B), 6.75% (Las Ventanas Retirement Community)/ (Original Issue Yield: 6.875%), 11/15/2023	661,336
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Nevada--continued
$980,000		Las Vegas, NV, Local Improvement Special Assessment Bonds (Series 2004), 5.50% (Providence SID No. 607), 6/1/2013	$956,872
875,000		North Las Vegas, NV SID No. 60, Subordinate LT Obligation Refunding Bonds (Series 2006B), 5.00% (Aliante SID No. 60)/(Original Issue Yield: 5.05%), 12/1/2017	818,650
		TOTAL	4,514,298
		New Jersey--0.9%
600,000		New Jersey EDA, Revenue Refunding Bonds (Series A), 5.75% (Winchester Gardens at Ward Homestead)/(Original Issue Yield: 5.75%), 11/1/2024	614,394
720,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds, 6.00% (Pascack Valley Hospital Association)/(Original Issue Yield: 6.25%), 7/1/2013	391,680
400,000		New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Series 2005A), 5.00% (Children's Specialized Hospital)/(Original Issue Yield: 5.01%), 7/1/2024	392,468
		TOTAL	1,398,542
		New Mexico--1.1%
1,000,000		Farmington, NM, Refunding Revenue Bonds (Series 2002A), 4.00% TOBs (El Paso Electric Co.)/(FGIC INS), Mandatory Tender 8/1/2012	1,003,920
655,000		Mariposa East Public Improvement District, NM, UT GO Bonds (Series 2006), 5.75%, 9/1/2021	659,860
		TOTAL	1,663,780
		New York--3.4%
345,000		Dutchess County, NY IDA, Civic Facility Revenue Bonds (Series 2004B), 7.25% (St. Francis Hospital and Health Centers), 3/1/2019	366,494
2,000,000		Dutchess County, NY IDA, Revenue Bonds, 5.00% (Marist College)/(Original Issue Yield: 5.15%), 7/1/2020	2,066,780
800,000	[1]	New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	830,680
2,000,000		New York City, NY, UT GO Bonds (Fiscal 2002 Series D), 5.00% (Original Issue Yield: 5.21%), 6/1/2017	2,079,660
		TOTAL	5,343,614
		North Carolina--5.7%
2,000,000		North Carolina Eastern Municipal Power Agency, Power System Refunding Revenue Bonds (Series 2005A), 5.00% (AMBAC INS), 1/1/2016	2,165,680
1,000,000		North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds (Series D), 5.50%, 1/1/2014	1,073,580
500,000		North Carolina Medical Care Commission, Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2004A), 5.00% (Deerfield Episcopal Retirement Community), 11/1/2023	497,265
Principal Amount			Value
		MUNICIPAL BONDS--continued
		North Carolina--continued
$965,000		North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (Series 2004A), 5.50% (Arc of North Carolina Projects), 10/1/2024	$976,551
3,000,000		North Carolina Municipal Power Agency No. 1, Electric Revenue Bonds (Series 2003A), 5.50%, 1/1/2014	3,188,100
1,000,000		Onslow County, NC Hospital Authority, Insured Mortgage Revenue Bonds, 5.00% (Onslow Memorial Hospital)/(MBIA Insurance Corp. INS), 4/1/2023	1,044,970
		TOTAL	8,946,146
		Ohio--2.5%
2,000,000		Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series 2007A-2), 5.875% (Original Issue Yield: 5.95%), 6/1/2030	1,945,300
1,000,000		Cuyahoga, OH Community College District, General Receipts Revenue Bonds (Series 2002A), 5.00% (AMBAC INS), 12/1/2022	1,047,430
925,000		Ohio State Air Quality Development Authority, Environmental Improvement Refunding Revenue Bonds (Series 1995), 5.00% TOBs (Marathon Oil Corp.), Mandatory Tender 11/1/2011	942,695
		TOTAL	3,935,425
		Oregon--1.0%
500,000	[1]	Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	483,505
1,000,000		Yamhill County, OR Hospital Authority, Revenue Bonds, 6.50% (Friendsview Retirement Community)/(United States Treasury PRF 12/1/2013@101)/ (Original Issue Yield: 6.50%), 12/1/2018	1,154,590
		TOTAL	1,638,095
		Pennsylvania--8.7%
1,000,000		Allegheny County, PA HDA, Health System Revenue Bonds (Series 2007A), 5.00% (West Penn Allegheny Health System), 11/15/2017	967,980
1,290,000		Allegheny County, PA HDA, Health System Revenue Bonds, (Series 2000B), 9.25% (West Penn Allegheny Health System)/(United States Treasury PRF 11/15/2010@102)/(Original Issue Yield: 9.30%), 11/15/2015	1,498,000
435,000		Allegheny County, PA IDA, Environmental Improvement Refunding Revenue Bonds (Series 2005), 5.50% (United States Steel Corp.), 11/1/2016	441,934
400,000		Crawford County, PA Hospital Authority, Senior Living Facilities Revenue Bonds (Series 1999), 6.125% (Wesbury United Methodist Community Obligated Group)/(Original Issue Yield: 6.32%), 8/15/2019	405,168
122,000		Crawford County, PA Hospital Authority, Senior Living Facilities Revenue Bonds, 5.90% (Wesbury United Methodist Community Obligated Group), 8/15/2009	122,051
660,000		Cumberland County, PA Municipal Authority, Retirement Community Revenue Bonds (Series 2002A), 6.00% (Wesley Affiliated Services, Inc. Obligated Group)/(United States Treasury PRF 1/1/2008@100)/(Original Issue Yield: 6.00%), 1/1/2013	661,366
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Pennsylvania--continued
$1,000,000		Lancaster, PA Higher Education Authority, College Revenue Bonds, 5.00% (Franklin & Marshall College), 4/15/2019	$1,059,570
1,500,000		Pennsylvania State Higher Education Facilities Authority, Health System Revenue Bonds (Series A), 6.25% (UPMC Health System), 1/15/2018	1,627,515
2,000,000		Philadelphia, PA Gas Works, Revenue Bonds (17th Series), 5.375% (FSA INS), 7/1/2021	2,159,220
1,090,000		Pittsburgh, PA, UT GO Bonds (Series 1993A), 5.50% (AMBAC INS), 9/1/2014	1,164,066
2,000,000		Pittsburgh, PA, UT GO Bonds (Series B), 5.25% (FSA INS), 9/1/2017	2,219,920
1,355,000		Wilkes-Barre, PA Finance Authority, University Refunding Revenue Bonds (Series 2007), 5.00% (Wilkes University), 3/1/2022	1,368,902
		TOTAL	13,695,692
		South Carolina--2.7%
1,000,000		Georgetown County, SC Environmental Improvements, Refunding Revenue Bonds (Series 2000A), 5.95% (International Paper Co.), 3/15/2014	1,067,880
2,000,000		Kershaw County, SC Public Schools Foundation, Installment Purchase Revenue Bonds (Series 2006), 5.00% (Kershaw County, SC School District)/ (CIFG N.A. INS), 12/1/2019	2,105,120
1,000,000		Scago Educational Facilities Corp. for Pickens School District, Installment Purchase Revenue Bonds (Series 2006), 5.00% (FSA INS), 12/1/2020	1,065,630
		TOTAL	4,238,630
		South Dakota--1.1%
1,715,000		Educational Enhancement Funding Corp., SD, Tobacco Revenue Bonds (Series 2002B), 6.50%, 6/1/2032	1,742,663
		Texas--12.1%
1,000,000		Abilene, TX Health Facilities Development Corp., Retirement Facilities Revenue Bonds (Series 2003A), 6.50% (Sears Methodist Retirement), 11/15/2020	1,008,710
1,000,000		Brazos River Authority, TX, PCR Refunding Bonds (Series 2003D), 5.40% TOBs (Texas Competitive Electric Holdings Co. LLC), Mandatory Tender 10/1/2014	933,680
1,000,000		Decatur, TX Hospital Authority, Hospital Revenue Bonds (Series 2004A), 6.50% (Wise Regional Health System), 9/1/2014	1,060,290
500,000		Houston, TX HFDC, Retirement Facilities Revenue Bonds (Series 2004A), 6.25% (Buckingham Senior Living Community)/(United States Treasury PRF 2/15/2009@100)/(Original Issue Yield: 6.25%), 2/15/2020	516,520
1,250,000		Mesquite, TX Health Facilities Development Corp., Retirement Facility Revenue Bonds (Series 2005), 5.50% (Christian Care Centers, Inc.), 2/15/2025	1,253,163
390,000		Montgomery County, TX, UT GO Bonds (Series 2002A), 5.20% (FSA INS)/ (Original Issue Yield: 5.29%), 3/1/2021	411,388
2,610,000		Montgomery County, TX, UT GO Bonds (Series 2002A), 5.20% (United States Treasury PRF 3/1/2012@100)/(Original Issue Yield: 5.29%), 3/1/2021	2,806,194
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Texas--continued
$1,000,000		San Leanna, TX Education Facilities Corp., Higher Education Revenue Bonds (Series 2007), 5.125% (Saint Edward's University), 6/1/2021	$1,014,650
1,250,000		Spring, TX ISD, UT GO Bonds, 5.00% (GTD by PSFG)/(Original Issue Yield: 5.07%), 8/15/2017	1,315,063
545,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Retirement Facility Revenue Bonds (Series 2007), 5.00% (Air Force Village), 5/15/2016	555,148
500,000		Tarrant County, TX Cultural Education Facilities Finance Corp., Revenue Bonds (Series 2006A), 6.00% (Northwest Senior Housing Corp. Edgemere Project), 11/15/2026	503,080
2,000,000		Texas State Transportation Commission, Mobility Fund Revenue Bonds (Series 2007), 5.00% (Texas State), 4/1/2019	2,169,040
835,000		Travis County, TX Health Facilities Development Corp., Retirement Facilities Revenue Bonds, 5.00% (Querencia at Barton Creek)/(Original Issue Yield: 5.10%), 11/15/2014	814,877
1,000,000		Tyler, TX Health Facilities Development Corp., Hospital Revenue Bonds, 5.25% (Mother Frances Hospital), 7/1/2012	1,039,970
1,050,000		University of North Texas, TX, Revenue Financing System Bonds (Series 2002), 5.00% (FGIC INS), 4/15/2017	1,108,097
2,235,000		West Harris County, TX Regional Water Authority, Water System Revenue Bonds (Series 2006), 5.00% (AMBAC INS), 12/15/2021	2,385,661
		TOTAL	18,895,531
		Virginia--1.7%
284,000		Bell Creek CDA, VA, Special Assessment Revenue Bonds (Series 2003), 6.75%, 3/1/2022	287,047
1,000,000		Broad Street Community Development Authority, VA, Revenue Bonds, 7.10% (Original Issue Yield: 7.15%), 6/1/2016	1,096,320
1,000,000		Peninsula Port Authority, VA, Residential Care Facility Revenue Bonds (Series 2003A), 7.375% (Virginia Baptist Homes Obligated Group)/(United States Treasury PRF 12/1/2013@100)/(Original Issue Yield: 7.50%), 12/1/2023	1,212,990
		TOTAL	2,596,357
		Washington--3.1%
500,000		Skagit County, WA Public Hospital District No. 1, Refunding Revenue Bonds (Series 2003), 6.00% (Skagit Valley Hospital), 12/1/2018	527,510
1,450,000		Snohomish County, WA School District No. 4, UT GO Bonds (Series 2006), 5.00% (FSA INS)/(GTD by Lake Stevens School District), 12/1/2021	1,554,183
1,670,000		Tobacco Settlement Authority, WA, Tobacco Settlement Asset Backed Revenue Bonds, 6.50% (Original Issue Yield: 6.65%), 6/1/2026	1,724,409
1,000,000		Washington State Public Power Supply System, Nuclear Project No, 2 Revenue Refunding Bonds (Series 1992A), 6.30% (Energy Northwest, WA)/(Original Issue Yield: 6.40%), 7/1/2012	1,117,070
		TOTAL	4,923,172
Principal Amount			Value
		MUNICIPAL BONDS--continued
		Wisconsin--3.2%
$200,000		Wisconsin State HEFA, Revenue Bonds (Series 2004), 5.50% (Blood Center of Wisconsin, Inc.)/(Original Issue Yield: 5.583%), 6/1/2024	$203,826
500,000		Wisconsin State HEFA, Revenue Bonds (Series 2004A), 6.125% (Southwest Health Center)/(Original Issue Yield: 6.15%), 4/1/2024	510,590
2,000,000		Wisconsin State HEFA, Revenue Bonds, 5.75% (SynergyHealth, Inc.), 11/15/2015	2,110,440
905,000		Wisconsin State HEFA, Revenue Bonds, 7.125% (Community Memorial Hospital)/(Original Issue Yield: 7.25%), 1/15/2022	951,454
1,250,000		Wisconsin State HEFA, Revenue Bonds (Series 2006A), 5.125% (Marshfield Clinic, WI), 2/15/2026	1,214,600
		TOTAL	4,990,910
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $152,294,165)	155,471,811
		SHORT-TERM MUNICIPAL--0.7% [2]
		Utah--0.7%
1,100,000		Weber County, UT, (Series 2000B) Daily VRDNs (IHC Health Services, Inc.)/ (WestLB AG (GTD by LIQ), 3.600%, 12/3/2007 (AT COST)	1,100,000
		TOTAL MUNICIPAL INVESTMENTS--100.0% (IDENTIFIED COST $153,394,165) [3]	156,571,811
		OTHER ASSETS AND LIABILITIES--NET	2,770,379
		LIQUIDATION VALUE OF AUCTION PREFERRED SHARES	(61,025,000)
		TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$98,317,190

At November 30, 2007, the Fund holds no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2007, these restricted securities amounted to $2,729,085, which represented 1.7% of total market value.

2 Current rate and next reset date shown for Variable Rate Demand Notes.

3 The cost of investments for federal tax purposes amounts to $153,393,283.

Note: The categories of investments are shown as a percentage of total market value at November 30, 2007.

The following acronyms are used throughout this portfolio:

AMBAC	--American Municipal Bond Assurance Corporation
CDA	--Community Development Administration
COP	--Certificate of Participation
EDA	--Economic Development Authority
EDFA	--Economic Development Finance Authority
FGIC	--Financial Guaranty Insurance Company
FSA	--Financial Security Assurance
GO	--General Obligation
GTD	--Guaranteed
HDA	--Hospital Development Authority
HEFA	--Health and Education Facilities Authority
HFDC	--Health Facility Development Corporation
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
IDRBs	--Industrial Development Revenue Bonds
INS	--Insured
ISD	--Independent School District
LIQ	--Liquidity Agreement
LOC	--Letter of Credit
LT	--Limited Tax
PCR	--Pollution Control Revenue
PCRBs	--Pollution Control Revenue Bonds
PRF	--Prerefunded
PSFG	--Permanent School Fund Guarantee
SID	--Special Improvement District
TOBs	--Tender Option Bonds
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

See Notes which are an integral part of the Financial Statements

Statements of Assets and Liabilities

November 30, 2007

	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Assets:
Investments in securities, at value	$141,395,620	$156,571,811
Cash	85,190	91,587
Income receivable	2,230,776	2,401,998
Receivable for investments sold	1,010,000	3,142,400
TOTAL ASSETS	144,721,586	162,207,796
Liabilities:
Income distribution payable--Common Shares	410,788	399,451
Income distribution payable--Preferred Shares	6,619	22,576
Payable for Directors'/Trustees' fee	136	154
Payable for investments purchased	1,045,867	2,385,061
Accrued expenses	54,860	58,364
TOTAL LIABILITIES	1,518,270	2,865,606
Auction Market Preferred Shares (2,147 and 2,441 shares, respectively, authorized and issued at $25,000 per share)	$53,675,000	$61,025,000
Net Assets Applicable to Common Shares Consist of:
Paid-in capital	$86,905,863	$98,478,870
Net unrealized appreciation of investments	4,733,385	3,177,646
Accumulated net realized loss on investments, swap contracts and futures contracts	(2,175,190)	(3,393,960)
Undistributed net investment income	64,258	54,634
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES	$89,528,316	$98,317,190
Common Shares Outstanding, ($0.01 par value, unlimited shares authorized)	6,131,156	6,946,981
Net asset value per share	$14.60	$14.15
Investments, at identified cost	$136,662,235	$153,394,165

See Notes which are an integral part of the Financial Statements

Statements of Operations

Year Ended November 30, 2007

	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Investment Income:
Interest	$7,795,657	$7,906,665
Expenses:
Investment adviser fee (Note 5)	802,579	885,739
Administrative personnel and services fee (Note 5)	150,000	150,000
Custodian fees	2,030	2,871
Transfer and dividend disbursing agent fees and expenses	34,714	34,455
Directors'/Trustees' fees	15,211	15,404
Auditing fees	50,117	50,117
Legal fees	8,746	10,326
Portfolio accounting fees	77,580	80,436
Printing and postage	23,666	24,008
Insurance premiums	5,337	5,374
Auction agent fees	6,500	6,500
Trailer commission fees (Note 2)	136,051	154,258
Miscellaneous	47,479	47,588
TOTAL EXPENSES	1,360,010	1,467,076
Waivers (Note 5):
Waiver of investment adviser fee	(291,847)	(322,087)
Waiver of administrative personnel and services fee	(143,512)	(95,699)
TOTAL WAIVERS	(435,359)	(417,786)
Net expenses	924,651	1,049,290
Net investment income	6,871,006	6,857,375
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain (loss) on investments	235,293	(611,300)
Net realized loss on futures contracts	--	(3,906)
Net change in unrealized appreciation of investments	(6,104,049)	(3,924,846)
Net realized and unrealized loss on investments and futures contracts	(5,868,756)	(4,540,052)
Income distributions declared to Preferred Shareholders	(1,957,233)	(2,223,789)
Change in net assets resulting from operations applicable to Common Shares	$(954,983)	$93,534

See Notes which are an integral part of the Financial Statements

Statements of Changes in Net Assets

	Federated Premier Municipal Income Fund		Federated Premier Intermediate Municipal Income Fund
Year Ended November 30	2007	2006	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$6,871,006	$6,845,721	$6,857,375	$6,671,837
Net realized gain (loss) on investments and futures contracts	235,293	787,160	(615,206)	62,899
Net change in unrealized appreciation/depreciation of investments and futures contracts	(6,104,049)	2,621,582	(3,924,846)	2,989,314
Distributions from net investment income--Preferred Shares	(1,957,233)	(1,769,763)	(2,223,789)	(2,037,144)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS APPLICABLE TO COMMON SHARES	(954,983)	8,484,700	93,534	7,686,906
Distributions to Common Shareholders:
Distributions from net investment income--Common Shares	(4,926,985)	(5,323,237)	(4,793,417)	(4,793,417)
Share Transactions Applicable to Common Shares:
Net asset value of shares issued to shareholders in payment of distributions declared	119,064	116,561	--	--
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	119,064	116,561	--	--
Change in net assets	(5,762,904)	3,278,024	(4,699,883)	2,893,489
Net Assets Applicable to Common Shares:
Beginning of period	95,291,220	92,013,196	103,017,073	100,123,584
End of period	$89,528,316	$95,291,220	$98,317,190	$103,017,073
Undistributed net investment income included at end of period	$64,258	$77,714	$54,634	$238,300

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2007

1. ORGANIZATION

Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (individually referred to as the "Fund," or collectively as the "Funds") are registered under the Investment Company Act of 1940, as amended (the "Act"), as diversified, closed-end management investment companies.

Prior to commencing operations on December 20, 2002, Federated Premier Municipal Income Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest (common shares) to Federated Investment Management Company (the "Investment Adviser"). The Fund issued 5,850,000 shares of common stock in its initial public offering on December 20, 2002. These shares were issued at $15.00 per share before underwriting discount of $0.68 per share. Offering costs of $175,500 (representing $0.03 per share) were offset against proceeds of the offering and have been charged to paid-in capital. The Investment Adviser paid all offering costs (other than underwriting discount) and organizational expenses regarding the common share offering which exceed $0.03 per share of the Fund. An additional 250,000 common shares were issued on February 3, 2003 at $15.00 per share. On February 13, 2003, the Fund issued 2,147 preferred shares at $25,000 per share before underwriting discount of $0.69 per share. Offering costs of $726,739 (representing $0.12 per share) were offset against proceeds of the offering and have been charged to paid-in capital.

Prior to commencing operations on December 20, 2002, Federated Premier Intermediate Municipal Income Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares to the Investment Adviser. The Fund issued 6,400,000 shares of common stock in its initial public offering on December 20, 2002. These shares were issued at $15.00 per share before underwriting discount of $0.68 per share. Offering costs of $192,000 (representing $0.03 per share) were offset against proceeds of the offering and have been charged to paid-in capital. The Investment Adviser paid all offering costs (other than underwriting discount) and organizational expenses regarding the common share offering which exceeded $0.03 per share of the Fund. An additional 540,000 common shares were issued on February 3, 2003 at $15.00 per share. On February 13, 2003, the Fund issued 2,441 preferred shares at $25,000 per share before underwriting discount of $0.70 per share. Offering costs of $793,521 (representing $0.12 per share) were offset against proceeds of the offering and have been charged to paid-in capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (the "Trustees").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation"). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Non-cash dividends included in dividend income, if any, are recorded at fair value. Distributions to common shareholders are recorded on the ex-dividend date and are declared and paid monthly. Distributions to preferred shareholders are recorded daily and paid weekly at a rate set through auction procedures. The dividend rate to preferred shareholders for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund at November 30, 2007 was 4.50% and 4.50%, respectively.

Each auction requires the participation of one or more Broker-Dealers. The auction agent, currently Deutsche Bank Trust Company Americas, will enter into agreements with one or more Broker-Dealers selected by the Funds, which provide for the participation of those Broker-Dealers in auctions for preferred shares. The auction agent will pay each Broker-Dealer after each auction, from funds provided by the Funds. The trailer commissions for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund for the year ended November 30, 2007 were $136,051 and $154,258, respectively.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Funds' policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at November 30, 2007, is as follows:

Federated Premier Municipal Income Fund:

Security	Acquisition Date	Acquisition Cost
Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102), 10/1/2033	5/9/2003	$400,000
Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	6/9/2006	$500,000
Director of the State of Nevada Department of Business and Industry, Revenue Bonds (Series 2004A), 7.00% (Las Ventanas Retirement Community)/(Original Issue Yield: 7.125%), 11/15/2034	12/23/2004	$639,925
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.50% (7 World Trade Center LLC), 3/1/2035	3/15/2005	$800,000

Federated Premier Intermediate Municipal Income Fund:

Security	Acquisition Date	Acquisition Cost
Capital Trust Agency, FL, Revenue Bonds (Series 2003A), 8.95% (Seminole Tribe of Florida Convention and Resort Hotel Facilities)/(United States Treasury PRF 10/1/2012@102)/(Original Issue Yield: 8.95%), 10/1/2033	5/9/2003	$600,000
Cow Creek Band of Umpqua Tribe of Indians, Tax-Exempt Tax Revenue Bonds (Series 2006C), 5.625%, 10/1/2026	6/9/2006	$500,000
Director of the State of Nevada Department of Business and Industry, Revenue Bonds (Series 2004B), 6.75% (Las Ventanas Retirement Community)/(Original Issue Yield: 6.875%), 11/15/2023	12/9/2004	$789,424
New York City, NY IDA, Liberty Revenue Bonds (Series A), 6.25% (7 World Trade Center LLC), 3/1/2015	3/15/2005	$800,000

Futures Contracts

The Funds may periodically purchase and sell bond interest rate futures contracts to manage duration and to potentially reduce transaction costs. Upon entering into a bond interest rate futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, each Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2007, the Funds had net realized losses on futures contracts as follows:

Federated Premier Intermediate Municipal Income Fund	$(3,906)

At November 30, 2007, the Funds had no outstanding futures contracts.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. COMMON SHARES

The following tables summarize share activity:

Federated Premier Municipal Income Fund
Year Ended November 30	2007	2006
Shares issued	--	--
Shares issued to shareholders in payment of distributions declared	7,825	7,708
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	7,825	7,708

Federated Premier Intermediate Municipal Income Fund
Year Ended November 30	2007	2006
Shares issued	--	--
Shares issued to shareholders in payment of distributions declared	--	--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	--	--

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities.

For the year ended November 30, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

	Increase (Decrease)
	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
Federated Premier Municipal Income Fund	$(244)	$244
Federated Premier Intermediate Municipal Income Fund	$(23,835)	$23,835

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended November 30, 2007 and 2006, was as follows:

	2007 Tax-Exempt Income	2006 Tax-Exempt Income
Federated Premier Municipal Income Fund	$6,884,218	$7,093,000
Federated Premier Intermediate Municipal Income Fund	$7,017,206	$6,830,561

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

	Federated Premier Municipal Income Fund	Federated Premier Intermediate Municipal Income Fund
Undistributed tax-exempt income	$64,258	$54,634
Net unrealized appreciation	$4,734,220	$3,178,528
Capital loss carryforwards	$(2,176,025)	$(3,394,842)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for discount accretion/premium amortization on debt securities.

At November 30, 2007, the following amounts apply for federal income tax purposes:

	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Federated Premier Municipal Income Fund	$136,661,400	$6,188,025	$1,453,805	$4,734,220
Federated Premier Intermediate Municipal Income Fund	$153,393,283	$4,360,716	$1,182,188	$3,178,528

At November 30, 2007, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund had capital loss carryforwards of $2,176,025 and $3,394,842, respectively, which will reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	2011	2012	2013	2015	Total Capital Loss Carryforward
Federated Premier Municipal Income Fund	--	$ 1,497,121	$ 678,904	--	$ 2,176,025
Federated Premier Intermediate Municipal Income Fund	$5,504	$1,598,165	$1,175,977	$615,196	$3,394,842

Federated Premier Municipal Income Fund used capital loss carryforwards of $235,293 to offset taxable capital gains realized during the year ended November 30, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Each Fund has entered into an Investment Management Agreement (the "Agreement") with Federated Investment Management Company (the "Adviser"), to serve as investment manager to the Fund. The Agreement provides for an annual management fee, payable daily, at the annual rate of 0.55% of the Fund's managed assets.

In order to reduce the fund expenses, the Adviser has contractually agreed to waive a portion of its investment adviser fee at the annual rate of 0.20% of the average daily net value of each Fund's managed assets, inclusive of any assets attributable to any preferred shares that may be issued, from the commencement of operations through December 31, 2007, and at a declining rate thereafter through December 31, 2010. For the year ended November 30, 2007, the Adviser waived $291,847 and $322,087 of its fee for Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, respectively.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the net fee paid to FAS by Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, was 0.007% and 0.054%, respectively, of average daily net assets of the Funds. FAS waived $143,512 and $95,699 of their fees, respectively.

Organizational Expenses

Each Fund paid its organizational and offering expenses of up to $0.03 per common share in the fiscal year ended November 30, 2003. The Adviser paid organizational expenses and offering costs of each Fund that exceeded $0.03 per Common Share.

Interfund Transactions

During the year ended November 30, 2007, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and /or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and were as follows:

	Purchases	Sales
Federated Premier Municipal Income Fund	$12,300,000	$12,000,000
Federated Premier Intermediate Municipal Income Fund	$10,900,000	$9,900,000

General

Certain of the Officers and Trustees of the Funds are Officers and Directors or Trustees of the above companies.

6. PREFERRED SHARES

On February 13, 2003, Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund offered and currently have outstanding 2,147 and 2,441 Auction Market Preferred Shares (AMPS), respectively. The AMPS are redeemable at the option of the Funds at the redemption price of $25,000 per share plus an amount equal to accumulated, but unpaid dividends thereon through the redemption date.

Whenever AMPS are outstanding, common shareholders will not be entitled to receive any distributions from the Funds unless all accrued dividends on preferred shares have been paid, the Funds satisfy the 200% asset coverage requirement, and certain other requirements imposed by any Nationally Recognized Statistical Ratings Organizations (NRSROs) rating the preferred shares have been met. Should these requirements not be met, or should dividends accrued on the AMPS not be paid, the Funds may be restricted in their ability to declare dividends to common shareholders or may be required to redeem certain of the AMPS. At November 30, 2007, there were no such restrictions on the Funds.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2007, were as follows:

	Purchases	Sales
Federated Premier Municipal Income Fund	$17,922,873	$18,028,666
Federated Premier Intermediate Municipal Income Fund	$27,333,468	$29,790,516

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than May 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Funds' financial statement disclosures.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2007, 100% of the distributions from net investment income for each Fund is exempt from federal income tax, other than the federal AMT.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FEDERATED PREMIER MUNICIPAL INCOME FUND AND FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND:

We have audited the accompanying statements of assets and liabilities of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund (the "Funds") (the two portfolios comprising Federated Investors' Closed-End Municipal Funds), including the portfolios of investments as of November 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Federated Premier Municipal Income Fund and Federated Premier Intermediate Municipal Income Fund, two portfolios of Federated Investors' Closed-End Municipal Funds, at November 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 17, 2008

Board of Trustees and Fund Officers

The Board is responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2007, the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
John F. Donahue*+ Birth Date: July 28, 1924 TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	2010

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: December 2002	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

	Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.	2008

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

+ Member of Executive Committee

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
Thomas G. Bigley**++ Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh. Previous Position: Senior Partner, Ernst & Young LLP.	2010

John T. Conroy, Jr.++ Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida. Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	2010

Nicholas P. Constantakis**++ Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide). Previous Position: Partner, Andersen Worldwide SC.	2008

John F. Cunningham++ Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company). Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College. Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	2008

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
Peter E. Madden++ Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: December 2002	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Board of Overseers, Babson College. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	2008

Charles F. Mansfield, Jr.**++ Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).	2009

John E. Murray, Jr., J.D., S.J.D.+ ++ Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis. Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	2009

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
R. James Nicholson++ Birth Date: February 4, 1938 P.O. Box 6396 McLean, VA TRUSTEE Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee. Other Directorships Held: Director, Horatio Alger Association. Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.	2009

Thomas M. O'Neill++ Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

	Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.	2010

Marjorie P. Smuts++ Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/ Marketing Consultant/Conference Coordinator. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.	2008

Name Birth Date Address Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Year of Term Expiration
John S. Walsh+**++ Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: December 2002	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc.	2008

James F. Will++ Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.	2009

+ Member of Executive Committee

** Member of Audit Committee

++ Member of Nominating Committee

OFFICERS

Name Birth Date Positions Held with Funds Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: December 2002	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: December 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Mary Jo Ochson Birth Date: September 12, 1953 CHIEF INVESTMENT OFFICER AND VICE PRESIDENT Began serving: November 2002	Principal Occupations: Mary Jo Ochson has been the Fund's Portfolio Manager since December 2002. Ms. Ochson was named Chief Investment Officer of tax-exempt fixed-income products in 2004 and is a Vice President of the Funds. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

Last Meeting of Shareholders (Unaudited)

FEDERATED PREMIER MUNICIPAL INCOME FUND

An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 21, 2007. On July 11, 2007, the record date for shareholders voting at the meeting, there were 6,130,037 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF FOUR CLASS I TRUSTEES - COMMON SHARES AND PREFERRED SHARES:

1. John F. Donahue

For	Withheld Authority to Vote
5,788,079	85,947

2. Thomas G. Bigley

For	Withheld Authority to Vote
5,789,132	84,894

3. John T. Conroy, Jr.

For	Withheld Authority to Vote
5,788,813	85,213

4. Thomas M. O'Neill

For	Withheld Authority to Vote
5,792,120	81,906

An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 21, 2007. On July 11, 2007, the record date for shareholders voting at the meeting, there were 2,147 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:

1. Peter E. Madden

For	Withheld Authority to Vote
1,801	9

2. John S. Walsh

For	Withheld Authority to Vote
1,801	9

The following Trustees of the Fund continued their terms as Trustees of the Fund: J. Christopher Donahue, Lawrence D. Ellis, M.D., Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts and James F. Will.

FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

An Annual Meeting of Fund shareholders (Common Shares and Preferred Shares) was held on September 21, 2007. On July 11, 2007, the record date for shareholders voting at the meeting, there were 6,946,981 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF FOUR CLASS I TRUSTEES - COMMON SHARES AND PREFERRED SHARES:

1. John F. Donahue

For	Withheld Authority to Vote
6,475,734	296,851

2. Thomas G. Bigley

For	Withheld Authority to Vote
6,479,005	293,580

3. John T. Conroy, Jr.

For	Withheld Authority to Vote
6,479,005	293,580

4. Thomas M. O'Neill

For	Withheld Authority to Vote
6,472,801	299,784

An Annual Meeting of Fund shareholders (Preferred Shares) was held on September 21, 2007. On July 11, 2007, the record date for shareholders voting at the meeting, there were 2,441 total outstanding shares. The following item was considered by shareholders and the results of their voting are listed below. Unless otherwise noted, each matter was approved.

ELECTION OF TWO TRUSTEES - PREFERRED SHARES ONLY:

1. Peter E. Madden

For	Withheld Authority to Vote
2,086	0

2. John S. Walsh

For	Withheld Authority to Vote
2,086	0

The following Trustees of the Fund continued their terms as Trustees of the Fund: J. Christopher Donahue, Lawrence D. Ellis, M.D., Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John E. Murray, Jr., J.D., S.J.D., Marjorie P. Smuts and James F. Will.

Evaluation and Approval of Advisory Contract

FEDERATED PREMIER MUNICIPAL INCOME FUND ("FMN" OR THE "FUND") FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND ("FPT" OR THE "FUND")

The Fund's Board reviewed each Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding these contracts reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of these contracts, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the investment company industry and market practices; the range of comparable fees for similar funds; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other closed-end funds with comparable investment programs to be particularly useful, given the high degree of competition in the investment company industry. The Board focused on comparisons with other similar funds more heavily than non-fund products or services because, simply put, they are more relevant. For example, other closed-end funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to Federated registered investment companies as well as products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that registered investment companies and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, and portfolio management techniques made necessary by such differences. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other regulated investment companies, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, FMN's performance for the one year period was above the median of the relevant peer group, and FMN's performance fell below the median of the relevant peer group for the three year period. The Board discussed FMN's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of FMN.

For both the one and three year periods ending December 31, 2006, FPT's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board also considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Board also considered whether the Fund might benefit from "economies of scale" and noted that, as a "closed-end fund" which has made an offering of a fixed number of common shares and (other than the issuance of preferred shares contemplated at the time of the Fund's initial public offering) has not made and does not expect to make additional offerings to raise more assets, the Fund is unlikely to grow materially in size and, as a consequence, there are no meaningful "economies of scale" to be realized from internal growth. Accordingly, the Board concluded that this was not a relevant consideration in its overall evaluation.

For FMN's most recently completed fiscal year, FMN's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of FMN with the Adviser and was satisfied that the overall expense structure of FMN remained competitive. The Board will continue to monitor advisory fees and other expenses borne by FMN.

For FPT's most recently completed fiscal year, FPT's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of FPT with the Adviser and was satisfied that the overall expense structure of FPT remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory. In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Dividend Reinvestment Plan

The following description of each Fund's Dividend Reinvestment Plan (the "Plan") is furnished to you annually as required by federal securities laws.

Unless the registered owner of a Fund's common shares elects to receive cash by contacting Computershare Trust Co., N.A. (the "Plan Administrator"), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, as agent for shareholders in the Plan, in additional common shares of the Fund. Common shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name, or by contacting your bank, broker, or other nominee if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice to the Plan Administrator. Such notice will be effective for a dividend if received and processed by the Plan Administrator prior to the dividend record date; otherwise the notice will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which the shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution payable in cash (together, a "dividend"), non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either: (1) through receipt from the Fund of additional authorized but unissued common shares ("newly issued common shares"); or (2) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for a dividend, the closing market price plus estimated brokerage commissions per common share is equal to or greater than the net asset value (NAV) per common share, the Plan Administrator will invest the dividend amount on behalf of the participants in newly issued common shares. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the NAV per common share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any dividend, the NAV per common share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 30 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Funds will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the day before the next "ex-dividend" date, which will be approximately ten days. If, before the Plan Administrator has completed its open-market purchases, the market price per common share exceeds the NAV per common share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the NAV per common share at the close of business on the last purchase date; provided that, if the NAV is less than or equal to 95% of the then current market price per common share, the dollar amount of the dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of record shareholders such as banks, brokers, or nominees which hold common shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record holder as held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state, or local income tax that may be payable (or required to be withheld) on such dividends. Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.

Each Fund reserves the right to amend or terminate its Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend its Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 730-6001.

The address of the principal office of the Funds is 5800 Corporate Drive, Pittsburgh, PA 15237-7000.

The Funds' transfer agent is Computershare Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

Disclosure Update

CREDIT ENHANCEMENT RISK

The securities in which the Funds invest may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Funds against losses caused by declines in a security's value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Funds' investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Funds that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Funds, as the Funds may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, including the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information go to the "Products" section of the website, select "Closed-End Funds," select the name of the Fund, then select "Shareholder and Regulatory Reports" from the left menu. This information is also available directly from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

Each Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of the Federated Investors website at FederatedInvestors.com by clicking on "Closed-End Funds," selecting the name of the Fund, then selecting "Portfolio Holdings" from the left menu.

Certification Disclosure

In October 2007, the Funds' Chief Executive Officer submitted to the New York Stock Exchange the annual certification as to compliance with the Exchange's Corporate Governance Listing Standards required by Section 303A.12(a) of the Exchange's Listed Company Manual. The certification was unqualified.

The Funds' reports on Form N-CSR and Form N-Q filed with the SEC during the past fiscal year, including the annual report for the year ended November 30, 2006, have contained the certifications of the Funds' Chief Executive Officer and Chief Financial Officer regarding the quality of the Funds' public disclosure required by Section 302 of the Sarbanes-Oxley Act.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Fund at 1-800-730-6001 or email CEinfo@federatedinvestors.com.

Closed-End funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in closed-end funds involves investment risk, including the possible loss of principal.

This Overview and Report is for shareholder information. This is not a Prospectus intended for use in the sale of Fund Shares. Statements and other information contained in this Overview and Report are as dated and subject to change.

Federated
World-Class Investment Manager

Federated Premier Municipal Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31423P108
Cusip 31423P207
Cusip 31423M105
Cusip 31423M204

29861 (1/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each of the following members of the
Board's Audit Committee is an "audit committee financial expert," and is
"independent," for purposes of this Item:  Thomas G. Bigley, Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $28,900

                  Fiscal year ended 2006 - $28,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $22,000

                  Fiscal year ended 2006 - $20,000

      Fiscal year ended 2007 - Quarterly review of Preferred Shares asset maintenance test calculations. Fiscal year ended 2006- Quarterly review of
      Preferred Shares asset maintenance test calculations.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $8,712 and $0
      respectively. Fiscal year ended 2007 - Discussions related to accounting for Swap contracts.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2007 - $171,869

            Fiscal year ended 2006 - $177,199

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            The registrant has established an Audit Committee of the Board as described in Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The
Audit Committee consists of the following Board members:  Thomas G. Bigley,
Nicholas P. Constantakis, Charles F. Mansfield, Jr. and John S. Walsh.

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

VOTING PROXIES ON REGISTRANT PORTFOLIO SECURITIES
The registrant's Board of Trustees has delegated to the registrant's Adviser authority to vote proxies on the securities held in the registrant's portfolio.
The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.

PROXY VOTING POLICIES
The Adviser's general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted.  Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company's board of directors.  However, whether the
Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election and for proposals to:
require a company's audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board's selection of auditors (unless compensation for non-audit services exceeded 50%
of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a "poison pill").  The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to:  reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and
grant preemptive rights to the securities being voted.  The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote:
for stock incentive plans that align the recipients' interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining the awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.  The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies.  Some transactions may also involve proposed changes to the company's corporate governance, capital structure or management compensation.  The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election.  In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board.  For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company's board.  The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.  For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), the Adviser will not vote proxies for such shares.

PROXY VOTING PROCEDURES
The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies.  The Adviser has hired Institutional Shareholder
Services (ISS) to obtain, vote, and record proxies in accordance with the Proxy
Committee's directions.  The Proxy Committee has supplied ISS with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser's general policy.  ISS may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines.  However, if the guidelines require case-by-case direction for a proposal, ISS shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to ISS.

CONFLICTS OF INTEREST
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the
Fund (and its shareholders) and those of the Adviser or Distributor.  This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.  A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an "Interested Company."

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes.  Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy
Committee has exclusive authority to determine how the Adviser will vote.  Any
Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication.  Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted.  If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions.  If the Proxy Voting Guidelines require the Proxy
Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company.  If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the
Fund's proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders' meeting called by such investment company, unless otherwise directed by the Board.

PROXY VOTING REPORT
A report on "Form N-PX" of how the Fund voted any proxies during the most recent
12-month period ended June 30 is available through Federated's website.  Go to
FederatedInvestors.com; select "Products;" select the Fund; then use the link to
"Prospectuses and Regulatory Reports" to access the link to Form N-PX. Form N-PX filings are also available at the SEC's website at www.sec.gov.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

      The Portfolio Managers listed below are jointly and primarily responsible for managing the Fund's assets.

LEE R. CUNNINGHAM II

The information provided in the following paragraph is as of February 5, 2008.

Lee R. Cunningham II has been a Portfolio Manager of the Fund since December
2002. Mr. Cunningham joined Federated in 1995 as an Investment Analyst and has been a Portfolio Manager since 1998. He was named an Assistant Vice President of the Fund's Adviser in January 1998 and became a Vice President of the Fund's
Adviser in July 2000. From 1986 through 1994, Mr. Cunningham was a Project
Engineer with Pennsylvania Power and Light Company. Mr. Cunningham received his
M.B.A. with concentrations in Finance and Operations from the University of
Pittsburgh.

PORTFOLIO MANAGER INFORMATION
The following information about the Fund's portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Types of Accounts Managed by Lee Cunningham II Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies                3 Funds/$381.102 million
Other Pooled Investment Vehicles               0
Other Accounts                                 0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Lee Cunningham II is paid a fixed base salary and a variable annual incentive.
Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance
(IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors,
Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on rolling 1, 3, and 5 calendar year pre-tax gross income return and, to a lesser extent, pre-tax gross total return vs. the designated peer group of comparable accounts.  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years;
accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above, Mr. Cunningham is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager.  In this regard, any account for which the total return target is not met with respect to a 3 or 5 year period will receive a score of zero for that period.  Additionally, a portion of Mr. Cunningham's IPP score is based on the performance for which he provides research and analytic support.  A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results.  Funding for the Financial
Success category may be determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual
Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Lee Cunningham II was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.
Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").  The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

R.J. GALLO

The information provided in the following paragraph is as of February 5, 2008.

R.J. Gallo has been the Fund's Portfolio Manager since December 2002. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He became a Vice President of the Fund's Adviser in January 2005 and served as Assistant Vice President of the
Fund's Adviser from January 2002 through 2004. He has been a Portfolio Manger since December 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and
Trader at the Federal Reserve Bank of New York. Mr. Gallo is a Chartered
Financial Analyst. Mr. Gallo received a Master's in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

PORTFOLIO MANAGER INFORMATION
The following information about the Fund's portfolio manager is provided as of the end of the fund's most recently completed fiscal year.

Types of Accounts Managed by Richard J. Gallo Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies               3 Funds/$693.120 million
Other Pooled Investment Vehicles              0
Other Accounts                                0
* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none.

Richard J. Gallo is paid a fixed base salary and a variable annual incentive.
Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager's experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance
(IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors,
Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is calculated based on rolling 1, 3, and 5 calendar year pre-tax gross income return and, to a lesser extent, pre-tax gross total return vs. the designated peer group of comparable accounts.  In addition, for certain accounts, performance is measured on a rolling 1, 3, and 5 calendar year taxable equivalent gross total return and taxable equivalent average one-year gross distribution yield basis vs. a designated peer group of comparable accounts.
Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  As noted above,
Richard J. Gallo is also the portfolio manager for other accounts in addition to the Fund.  Such other accounts may have different benchmarks.  Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager.  In this regard, any account for which the total return target is not met with respect to a 3 or 5 year period will receive a score of zero for that period.  Additionally, a portion of Mr. Gallo's IPP score is based on the performance of portfolios for which he provides research and analytical support.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results.  Funding for the Financial
Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual
Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Richard J. Gallo was awarded a grant of restricted Federated stock.
Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.
Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or "soft dollars").  The Adviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

               (A)      (B)                    (C)                                                (D)
  PERIOD      TOTAL   AVERAGE   TOTAL NUMBER OF COMMON SHARES (OR    MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF COMMON SHARES
            NUMBER OF  PRICE   UNITS) PURCHASED AS PART OF PUBLICLY (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
             COMMON   PAID PER     ANNOUNCED PLANS OR PROGRAMS
             SHARES    COMMON
               (OR     SHARE
             UNITS)     (OR
            PURCHASED  UNIT)
Month #1       -0-       NA                    -0-                                                None
(June 1,
2007 -
June 30,
2007)
Month #2       -0-       NA                    -0-                                                None
(July 1,
2007-
July 31,
2007)
Month #3       -0-       NA                    -0-                                                None
(August 1,
2007-August
31, 2007)
Month #4       -0-       NA                    -0-                                                None
(September
1, 2007-
September
30, 2007)
Month #5       -0-       NA                    -0-                                                None
(October 1,
2007-
October 31,
2007)
Month #6       -0-       NA                    -0-                                                None
(November
1, 2007-
November
30, 2007)
TOTAL          -0-       NA                    -0-                                                 NA

               (A)        (B)                    (C)                                              (D)
  PERIOD      TOTAL     AVERAGE    TOTAL NUMBER OF PREFERRED SHARES    MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF PREFERRED
            NUMBER OF  PRICE PAID  (OR UNITS) PURCHASED AS PART OF   SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR
            PREFERRED     PER        PUBLICLY ANNOUNCED PLANS OR                                PROGRAMS
            SHARES (OR PREFERRED               PROGRAMS
              UNITS)   SHARE (OR
            PURCHASED    UNIT)
Month #1       -0-         NA                    -0-                                              None
(June 1,
2007 -
June 30,
2007)
Month #2       -0-         NA                    -0-                                              None
(July 1,
2007-
July 31,
2007)
Month #3       -0-         NA                    -0-                                              None
(August 1,
2007-
August 31,
2007)
Month #4       -0-         NA                    -0-                                              None
(September
1, 2007
September
30, 2007
Month #5       -0-         NA                    -0-                                              None
(October 1,
2007
October 31,
2007
Month #6       -0-         NA                    -0-                                              None
(November
1, 2007
November
30, 2007
TOTAL          -0-         NA                    -0-                                               NA

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            No changes to report.

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

The following exhibits are filed with this report:

(a)(2)  Certifications of Principal Executive Officer and Principal Financial
Officer.

(b)  Certifications pursuant to 18 U.S.C. section 1350.

                                      --2-
                                       -

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED PREMIER INTERMEDIATE MUNICIPAL INCOME FUND

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
DATE         JANUARY 23, 2008

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER
DATE        JANUARY 23, 2008

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        JANUARY 23, 2008